EXHIBIT 10

AMENDMENT NO. 6

     This Amendment No. 6 to the Trust Agreement between Boise Cascade Corporation and American National Bank and Trust Company of Chicago dated November 2, 1987, as amended and restated as of December 13, 1996, is effective May 1, 2001, and amends the Trust Agreement as follows:

     In accordance with Section 1.01 of Article I, The Plans, of the Trust Agreement, the following plans, in the attached form and as they may be amended from time to time, are hereby made subject to the Trust Agreement and are added to Exhibit A thereto:

     1.  Key Executive Performance Unit Plan (Exhibit A(r))

     2.  2000 Split-Dollar Life Insurance Plan for Selected Executives of Boise Cascade Office Products Corporation (Exhibit A(s))

     3.  Boise Cascade Office Products Corporation Split-Dollar Life Insurance Plan (Exhibit A(t))

     4.  Boise Cascade Office Products Corporation Key Executive Performance Plan (Exhibit A(u))

     5.  Boise Cascade Office Products Corporation Early Retirement Plan for Executive Officers (Exhibit A(v))

     6.  Boise Cascade Office Products Corporation Supplemental Pension Plan (Exhibit A(w))

     7.  Boise Cascade Office Products Corporation Executive Officer Severance Agreement (Exhibit A(x))

     8.  Boise Cascade Office Products Corporation Key Executive Deferred Compensation Plan (Exhibit A(y))

     9.  Boise Cascade Office Products Corporation 1995 Executive Officer Deferred Compensation Plan (Exhibit A(z))

     10.  Boise Cascade Office Products Corporation 1995 Key Executive Deferred Compensation Plan (Exhibit A(aa))

     In witness whereof, the parties have executed this Amendment No. 6 as of the date first written above.
BOISE CASCADE CORPORATION

By /s/ J. W. Holleran J. W. Holleran Senior Vice President, Human Resources, and General Counsel

AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO

By /s/ Beverly A. Booker Title Trust Officer